                                                                     EXHIBIT 4.2


           Joint Officers' Certificate of ThermoTrex Corporation and
              Thermo Electron Corporation Pursuant to Section 301
                       of the Indenture Identified Below


     The undersigned, David A. Teitel and Seth H. Hoogasian as the Vice President, Finance and an Assistant Secretary, respectively, of ThermoTrex Corporation (the "Company"), acting pursuant to authorizations contained in resolutions, copies of which are delivered herewith, duly adopted on August 24, 1997 and September 18, 1997 by the Board of Directors of the Company and on October 28, 1997 by the Debt Committee thereof, and the undersigned, Earl R. Lewis and Seth H. Hoogasian as a Vice President and an Assistant Secretary, respectively, of Thermo Electron Corporation ("Thermo Electron" or the "Guarantor"), acting pursuant to authorizations contained in resolutions, copies of which are delivered herewith, duly adopted on July 17, 1997 and October 10, 1997 by the Board of Directors of the Guarantor, do hereby authorize, adopt and approve the following terms for a series (the "Series") of the Company's debt securities (the "Securities") to be issued under a Subordinated Indenture dated as of October 28, 1997 (the "Indenture"), from the Company, as issuer, and Thermo Electron, as guarantor, to Bankers Trust Company, as Trustee, pursuant to the Registration Statement on Form S-3 (Nos. 333-34909 and 333-34909-01) under the Securities Act of 1933, as amended. Terms used herein without definition shall have the meanings ascribed to such terms in the Indenture. Article and Section references are to the Indenture.

--------------------------------------------------------------------------------------------------------------------
Section      The title or designation of the Securities          3 1/4% Convertible Subordinated Debentures due
 301 (1)     and the series in which the Securities              2007 (the "Debentures").
             shall be included:
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      Any limit upon the aggregate principal amount       $110,000,000 aggregate principal amount, plus up to
301 (2)      of the Securities of such title or designation or   $16,500,000 aggregate principal amount to cover
             the Securities of such series which may be          over-allotments, if any.
             authenticated and delivered under the
             Indenture (except for Securities
             authenticated and delivered upon
             registration or transfer of, or in exchange
             for, or in lieu of, other Securities of such
             series pursuant to Section 304, 305, 306,
             905 or 1107 of the Indenture, upon repayment
             in part of any Security of such series pursuant
             to Article Fifteen, or upon surrender in part of
             any Security for conversion or exchange into
             other securities pursuant to its terms, or
             pursuant to the terms of such Securities):
------------------------------------------------------------------------------------------------------------------------
Section      If the Securities are to be issuable as             The Debentures are to be issued as both Registered
301 (3)      Registered Securities, as Bearer Securities         Debentures and as Bearer Debentures.
             or alternatively as Bearer Securities and
             Registered Securities, and whether the              Bearer Debentures are to be issued with Coupons
             Bearer Securities are to be issuable with           attached (except for the temporary global Bearer
             Coupons, without Coupons or both, and any           Debenture).  (Section 201)
             restrictions applicable to the offer, sale or
             delivery of the Bearer Securities and the           Restrictions on the offer, sale and delivery of Bearer
             terms, if any, upon which Bearer Securities         Debentures are as set forth in the Indenture.  (Section
             may be exchanged for Registered Securities          304)
             and vice versa:
                                                                 Bearer Debentures may be exchanged for Registered
                                                                 Debentures as set forth in the Indenture. (Section 305)

                                                                 Registered Debentures may not be exchanged for
                                                                 Bearer Debentures. (Section 305)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      If any of the Securities are to be issuable in      Registered Debentures are to be issued solely in
301 (4)      global form, when any of such Securities are        permanent global form (except as otherwise specified
             to be issuable in global form and (i) whether       in Section 305).  The Depository for the Registered
             such Securities are to be issued in temporary       Debentures is the Depository Trust Company.
             or permanent global form or both, (ii) the          Registered Debentures shall be registered in the
             extent to which, or the manner in which,            name of the Depository or its nominee (except as
             any interest payment or Additional Amounts          otherwise specified in Section 305). Beneficial
             on a global Security on an Interest Payment         owners of interests in the permanent global
             Date will be paid and the manner in which any       Registered Debenture may not exchange such
             principal of or premium, if any, on any global      interest for Debentures, except as specified in
             Security will be paid, (iii) whether beneficial     Section 305. The original issuance date for the
             owners of interests in any such global Security     Debentures is November 3, 1997.
             may exchange such interests for Securities of
             the same series and of like tenor and of any        Bearer Debentures shall be initially issued  in temporary
             authorized form and denomination, and the           global form, to be held by Bankers Trust Company,
             circumstances under which any such                  London office, as the Common Depository.  On and
             exchanges may occur, if other than in the           after the Exchange Date, which is the date 40 days
             manner specified in Section 305 of the              after the later of the first closing date relating to the
             Indenture, (iv) the name of the Depository          sale of the Debentures or the date of the closing
             or the U.S. Depository, as the case may be,         relating to the sale of the Debentures acquired
             with respect to any global Security, (v) the        pursuant to the exercise of the over-allotment option
             name of the Common Depository, if                   granted by the Company to the Underwriters, the
             applicable, and (vi) the Exchange Date, if          temporary global Bearer Debenture shall be
             applicable:                                         exchangeable for Definitive Debentures as provided
                                                                 in the Indenture. Other exchanges shall be as set forth
                                                                 in the Indenture.

                                                                 Payments of interest and Additional Amounts, if any,
                                                                 on an Interest Payment Date and payments of
                                                                 principal and premium, if any, shall be made to the
                                                                 registered holder of a global Debenture as provided in
                                                                 the Indenture.  In the case of a temporary global
                                                                 Bearer Debenture, no interest payments or other
                                                                 payments thereon will be made until such temporary
                                                                 global Bearer Debenture is exchanged for definitive
                                                                 Debentures as provided in the Indenture.
------------------------------------------------------------------------------------------------------------------------
Section      If any of the Securities are to be issuable as      Bearer Debentures and Registered Debentures in global
301 (5)      Bearer Securities or in global form, the date       form shall be dated the date of original issuance of the
             as of which any such Bearer Security or             Debentures.  All other Debentures shall be dated the
             global Security shall be dated (if other than       date of their authentication.
             the date of original issuance of the first of
             such Securities to be issued):
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      If any of the Securities are to be issuable as      Not applicable.
301 (6)      Bearer Securities, whether interest in respect
             of any portion of a temporary Bearer Security
             in global form payable in respect of an
             Interest Payment Date therefor prior to the
             Exchange Date, shall be paid to any clearing
             organization with respect to the portion of
             such temporary Bearer Security held for its
             account and, in such event, the terms and
             conditions (including any certification
             requirements) upon which any such interest
             payment received by a clearing organization
             will be credited to the Persons entitled to
             interest payable on such Interest Payment
             Date, if other than as provided in Section 304
             of the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The date or dates, or the method or methods,        The Stated Maturity of the principal of the Debentures
 301 (7)     if any, by which the date or dates shall be         is November 1, 2007.
             determined on which the principal of the
             Securities is payable:
------------------------------------------------------------------------------------------------------------------------
Section      The rate or rates at which the Securities shall     The Debentures shall bear interest at the per annum
 301 (8)     bear interest, if any, or the method or             rate of 3 1/4%. Interest shall accrue from the date
             methods, if any, by which such rate or rates        of original issuance of the Debentures. The Interest
             are to be determined; the date or dates, if any,    Payment Dates for the Debentures shall be May 1 and
             from which such interest shall accrue or the        November 1 in each year, commencing May 1, 1998.
             method or methods, if any, by which such            The Regular Record Dates for the interest payable on
             date or dates are to be determined; the             such Interest Payment Dates are April 15 and October
             Interest Payment Dates, if any, on which            15, respectively.  Additional Amounts shall be payable
             such interest shall be payable and the Regular      on the Debentures as set forth in the Indenture.
             Record Date, if any, for the interest payable on
             Registered Securities on any Interest Payment
             Date; whether and under what circumstances
             Additional Amounts on such Securities or any        Any Debentures issued upon the exercise of the
             of them shall be payable; the notice, if any, to    over-allotment option granted by the Company to
             Holders regarding the determination of interest     the Underwriters shall accrue interest from the date
             on a floating rate Security and the manner of       of the original issuance of the Debentures.
             giving such notice, and the basis upon which
             interest shall be calculated if other than that
             of a 360-day year of twelve 30-day months:
 ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      If in addition to or other than the Borough of      The Borough of Manhattan, The City of New York, in the
301 (9)      Manhattan, The City of New York (or, in the         case of Registered Debentures, and London, England and
             case of Bearer Securities, except as otherwise      Luxembourg, in the case of Bearer Debentures, shall be
             provided in the Indenture, London, England),        the places where principal of, any premium and interest
             the place or places where the principal of,         on or any Additional Amounts with respect to such
             any premium and interest on or any Additional       Debentures shall be payable, any of such Debentures
             Amounts with respect to such Securities shall       may be surrendered for registration of transfer or
             be payable, any of such Securities may be           exchange, any of such Debentures may be surrendered
             surrendered for registration of transfer or         for transfer, exchange or conversion in the
             exchange, any of such Securities may be             circumstances described herein and in the Indenture,
             surrendered for transfer, exchange or               and notices or demands to or upon the Company or the
             conversion in the circumstances described           Guarantor in respect of such Debentures and the
             herein and in the Indenture, and notices or         Indenture may be served.
             demands to or upon the Company or the
             Guarantor in respect of such Securities and         Principal, premium (if any), interest payments and
             the Indenture may be served:                        Additional Amounts with respect to a global
                                                                 Debenture will be paid in the manner set forth in the
                                                                 Indenture.
 ------------------------------------------------------------------------------------------------------------------------
 Section     Whether any of the Securities are to be             The Debentures may be redeemed, at the option of the
 301 (10)    redeemable at the option of the Company             Company, in whole or in part at any time on or after
             and, if so, the date or dates on which, the         November 1, 2000, on the Redemption Date, upon
             period or periods within which, the price or        notice as described in the Indenture, at the
             prices at which and the other terms and             Redemption Price; provided, however, that the
             conditions upon which the Securities may            Debentures may also be so redeemed on or before
             be redeemed, in whole or in part, at the option     November 1, 2000, on the Redemption Date, in the
             of the Company and, if other than by a              event of certain changes in United States taxation as
             Company Board Resolution, the manner in             set forth in the Indenture.
             which any election by the Company to
             redeem the Securities shall be evidenced:           The Redemption Price shall be equal to 100% of the
                                                                 principal amount of the Debentures, together with
                                                                 accrued interest to the date fixed for redemption, and
                                                                 any Additional Amounts then payable. (Section 1102)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      If the Company is obligated to redeem or            The Debentures are subject to repayment at the option
301 (11)     Purchase any of the Securities pursuant to          of the Holder on the Repayment Date at the
             any sinking fund or analogous provision or at       Repayment Price upon the occurrence of a
             the option of any Holder thereof and, if so,        Repayment Event. (Section 1502)
             the date or dates on which, the period or
             periods within which, the price or prices at        The Repayment Notice shall be given as set forth in
             which and the other terms and conditions upon       the Indenture.  (Section 1503)
             which the Securities shall be redeemed or
             purchased, in whole or in part, pursuant to         Once a Holder of a Debenture shall deliver a Debenture
             such obligation, and any provisions for the         with the Option to Elect Repayment duly completed
             remarketing of the Securities so redeemed or        and executed, such election to be repaid shall be
             purchased:                                          irrevocable .  (Section 1504)

                                                                 The terms Repayment Date, Repayment Price and
                                                                 Repayment Event shall have the meanings set forth in
                                                                 the Indenture. (Section 1502)
------------------------------------------------------------------------------------------------------------------------
Section      The denominations in which any of the               None, except that the global Registered Debenture held
301 (12)     Securities that are Registered Securities           by the Depository, the temporary global Bearer
             shall be issuable if other than denominations       Debenture held by the Common Depository (or by a
             of $1,000 and any integral multiple thereof,        custodian or depository therefor) shall be in such
             and the denominations in which any of the           principal amount as the officer(s) manually
             Securities that are Bearer Securities shall be      executing the same shall approve, their manual
             issuable if other than the denominations of         execution thereof to be conclusive evidence of such
             $1,000 and $10,000:                                 approval.
---------------------------------------------------------------------------------------------------------------------------
Section      If other than the principal amount thereof, the     Not applicable.
301 (13)     portion of the principal amount of any of the
             Securities that shall be payable upon
             declaration of acceleration of the Maturity
             thereof pursuant to Section 502 of the
             Indenture or the method by which such
             portion is to be determined:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      If the amount of payments of principal of, any      Not applicable.
301 (14)     premium or interest on or any Additional
             Amounts with respect to the Securities may be
             determined with reference to an index, indices,
             formula or other method or methods (which
             index, indices, formula or method or
             methods may be based, without limitation, on
             one or more currencies, commodities, equity
             indices or other indices), and, if so, the terms
             and conditions upon which and the manner in
             which such amounts shall be determined and
             paid or payable:
------------------------------------------------------------------------------------------------------------------------
Section      Any deletions from, modifications of or             Not applicable.
301 (15)     additions to the Events of Default or
             covenants of the Company with respect to
             any of the Securities, whether or not such
             Events of Default or covenants are consistent
             with the Events of Default or covenants set
             forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      If either or both of Section 402(2) relating to     Not applicable.
301 (16)     defeasance or Section 402(3) relating to
             covenant defeasance, as set forth in the
             Indenture, shall be applicable to the
             Securities, or any covenants in addition to
             those specified in Section 402(3) of the
             Indenture relating to the Securities which
             shall be subject to covenant defeasance, and
             any deletions from, or modifications or
             additions to, the provisions of Article Four
             of the Indenture in respect of the Securities
             shall apply:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      The terms, if any, on which the Securities          The Debentures shall be convertible into shares of
301 (17)     may be converted into or exchanged for other        Common Stock of the Company from the date of the
             securities of the Company, and whether on           issuance thereof (except that the temporary global
             such conversion the Company may substitute          Bearer Debenture shall not be so convertible) as
             cash or securities of the Company or the            provided in the Indenture, at an initial Conversion
             Guarantor in lieu of issuing Common Stock           Price (subject to adjustment as provided in the
             upon such conversion and the terms of such          Indenture) of $27.00 per share.
             substitution:
                                                                 The Company may elect, in its sole discretion, within
                                                                 two business days following the Conversion Date, to
                                                                 exercise its Cash Settlement Option and/or its Stock
                                                                 Settlement Option. (Section 1201)
------------------------------------------------------------------------------------------------------------------------
Section      If any of the Securities are to be issuable in      As set forth or provided in the Indenture.
301 (18)     global form and are to be issuable in
             definitive form (whether upon original
             issue or upon exchange of a temporary
             Security) only upon receipt of certain
             certificates or other documents or
             satisfaction of other conditions, then the
             form and terms of such certificates,
             documents or conditions:
------------------------------------------------------------------------------------------------------------------------
Section      If there is more than one Trustee, the identity     The Trustee is:
301 (19)     of the Trustee and, if not the Trustee, the         Bankers Trust Company
             identity of each Security Registrar, Paying         Four Albany Street
             Agent, Conversion Agent or Authenticating           4th Floor
             Agent with respect to such Securities:              New York, NY  10006

                                                                 The Trustee shall initially be the Security Registrar,
                                                                 one of the Authenticating Agents, the Conversion
                                                                 Agent and the Paying Agent with respect to the
                                                                 Debentures.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      The subordination provisions with respect to        The Debentures shall rank pari passu with the
301 (20)     the Securities and Guarantees if other than as      following outstanding obligations of the Company:
             set forth in Article Seventeen or Eighteen,         none.
             respectively, of the Indenture:
                                                                 The obligations represented by the Guarantees shall
                                                                 rank pari passu with the following outstanding
                                                                 obligations of the Guarantor: (i) obligations with
                                                                 respect to its 4 1/4% Convertible Subordinated
                                                                 Debentures due 2003, (ii) subordinated guarantee of
                                                                 the 4 5/8% Convertible Subordinated Debentures due
                                                                 2003 issued by Thermo TerraTech Inc., the 3 3/4%
                                                                 Convertible Subordinated Debentures due 2000 issued
                                                                 by Thermo Voltek Corp., the 4 7/8% Convertible
                                                                 Subordinated Debentures due 2000 issued by Thermo
                                                                 Remediation Inc., the 5% Convertible Subordinated
                                                                 Debentures due 2000 issued by ThermoQuest
                                                                 Corporation, the 5% Convertible Subordinated
                                                                 Debentures due 2000 issued by Thermo Optek
                                                                 Corporation, the Non-Interest Bearing Convertible
                                                                 Subordinated Debentures due 2001 and the 4 7/8%
                                                                 Convertible Subordinated Debentures due 2004 issued
                                                                 by Thermo Ecotek Corporation, the Non-Interest
                                                                 Bearing Convertible Subordinated Debentures due
                                                                 2003 issued by Thermedics Inc., the 4 3/4%
                                                                 Convertible Subordinated Debentures due 2004
                                                                 issued by Thermo Cardiosystems Inc., the 4 1/2%
                                                                 Convertible Subordinated Debentures due 2004 issued
                                                                 by Thermo Fibertek Inc., and the 4 3/8% Convertible
                                                                 Subordinated Debentures due 2004 issued by
                                                                 ThermoLase Corporation, and (iii) obligations with
                                                                 respect to its subordinated guarantee of the
                                                                 obligations to redeem the common stock of
                                                                 ThermoLyte Corporation, Thermo Fibergen Inc. and
                                                                 ThermoLase Corporation.

                                                                 In addition to the Senior Indebtedness set forth in the
                                                                 Indenture, Senior Indebtedness shall include, without
                                                                 limitation, the indebtedness represented by the
                                                                 following outstanding obligations of the Company:
                                                                 none.

                                                                 In addition to the Senior Guarantor Indebtedness set
                                                                 forth in the Indenture, Senior Guarantor
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                 Indebtedness shall include, without limitation, the
                                                                 indebtedness   represented by the following outstanding
                                                                 obligations of the Guarantor:  none.
------------------------------------------------------------------------------------------------------------------------
Section      Any other terms of the Securities and any           The form of the definitive Registered Debentures is
301 (21)     deletions from or modifications or additions        attached to this Certificate as Exhibit A.  The form
             to the Indenture in respect of the Securities                                       ---------
             (which terms shall not be inconsistent with the     of the Registered Debentures in global form is
             provisions of the Indenture, except as              attached to this Certificate as Exhibit B.  The forms
             permitted by Section 901 thereof):                                                  ---------
                                                                 of the definitive Bearer Debentures and Coupons are
                                                                 attached to this Certificate as Exhibit C.  The form of
                                                                                                 ---------
                                                                 the temporary Bearer Debenture in global form is
                                                                 attached to this Certificate as Exhibit D.
                                                                                                 ---------
------------------------------------------------------------------------------------------------------------------------
Section      Definition of Business Day, if other than as set    Not applicable.
101          forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Definition of Market Price, if other than as set    Not applicable.
101          forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Definition of United States, if other than as set   Not applicable.
101          forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Definition of Weighted Average Price, if other      Not applicable.
101          than as set forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The extent to which an Indexed Security is          Not applicable.
101          deemed Outstanding, if other than as set forth
             in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Whether an Opinion of Counsel may not be            Not applicable.
101          given by an employee of the Company or
             Guarantor:
------------------------------------------------------------------------------------------------------------------------
Section      Whether actions by Holders may not be taken         Not applicable.
104          by proxy:
------------------------------------------------------------------------------------------------------------------------
Section      Whether notice of any event given to Holders        Not applicable.
106          shall be in a manner different than as set forth
             in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Payment or conversion on a day other than a         Not applicable.
114          Business Day, if other than as set forth in the
             Indenture:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      Whether the Securities are issued with or           The Debentures are guaranteed on a subordinated basis
202          without Guarantees:                                 by Thermo Electron, as provided in the Indenture.
------------------------------------------------------------------------------------------------------------------------
Section      Whether the Securities initially shall be issued    Not applicable.
204          in other than global form:
------------------------------------------------------------------------------------------------------------------------
Section      Whether payment of principal of, any                Not applicable.
204          premium and (except for temporary global
             Bearer Securities) interest on, and any
             Additional Amounts in respect of, any
             temporary or permanent global Security shall
             be made to a Person or Persons other than the
             Person or Persons specified therein:
------------------------------------------------------------------------------------------------------------------------
Section      The Persons whom the Trustee or any agent           Notwithstanding the provisions of Section 308 and
204          of the Company or the Trustee shall treat as        except as provided in the penultimate paragraph of
             the Holder of the principal amount of the           Section 204, the Company, the Trustee or any agent
             temporary global Bearer Security:                   of the Company and the Trustee shall treat the
                                                                 Common Depository as the Holder of the principal
                                                                 amount of the temporary global Bearer Security.
------------------------------------------------------------------------------------------------------------------------
Section      Whether temporary Securities (other than            The temporary Debentures, until so exchanged for
304(b)       temporary global Bearer Securities), until          Definitive Debentures of such series, will be entitled
             exchanged for Definitive Securities of such         to the same benefits under the Indenture as Definitive
             series, will be entitled to the same benefits       Debentures of such series.
             under the Indenture as Definitive Securities of
             such series:
------------------------------------------------------------------------------------------------------------------------
Section      Whether temporary global Bearer Securities          Temporary global Bearer Debentures shall in all
304(c)       shall have the same rights and benefits as          respects be entitled to the same rights and benefits
             definitive Bearer Securities:                       as definitive Bearer Debentures, except that Euroclear,
                                                                 Cedel or the beneficial owner, as applicable, must
                                                                 exchange the temporary global Bearer Debenture for
                                                                 definitive Debentures before interest payments or other
                                                                 payments thereon are collected or conversion rights
                                                                 exercised.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      The terms on which a permanent global               Not applicable.
305          Registered Security shall be exchangeable
             for definitive Securities, if other than as set
             forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The terms under which holders of definitive         Not applicable.
305          Registered Securities and Bearer Securities
             may exchange such interest for securities in
             global form, if other than as set forth in the
             Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The terms on which interest on Bearer               Not applicable.
306          Securities shall be paid without
             presentation and surrender of the
             applicable Coupon, if other than as set
             forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The person or persons to receive payments           Not applicable.
307(a)       with respect to Registered Securities, if other
             than the registered holder (including DTC)
             thereof on the Regular Record Date:
------------------------------------------------------------------------------------------------------------------------
Section      Manner in which payments of interest shall be       Not applicable.
307(a)       made if other than as set forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      The terms on which a Bearer Security may be         Not applicable.
307(a)       exchanged for a Registered Security after a
             Regular Record Date and before an Interest
             Payment Date, if other than as set forth in the
             Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Circumstances under which payments on a             Not applicable.
307(a),      Bearer Security may be paid in the United
1002         States, if other than as set forth in the
             Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Method of paying interest, by check or wire         Not applicable.
307(a)       transfer or both, if other than as set forth in
             the Indenture:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Section      The terms on which Defaulted Interest shall         Not applicable.
307(b)       be paid with respect to Registered Securities,
             if other than as set forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Whether Securities or Coupons shall be              Not applicable.
309          authenticated in lieu of or in exchange for
             any Securities or Coupons canceled as
             provided in Section 309 of the Indenture,
             except as expressly permitted by or pursuant
             to the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Qualifications for an Authenticating Agent, if      Not applicable.
612          other than as set forth in the Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Dates upon which the Company and the                Not applicable.
701(1)       Guarantor will furnish names and addresses
             of Holders, if other than as set forth in the
             Indenture:
------------------------------------------------------------------------------------------------------------------------
Section      Whether the Company shall be required to            The Company shall not be required to deposit with the
1105         deposit with the Trustee the accrued interest       Trustee the accrued interest on and any Additional
             on and any Additional Amounts with respect          Amounts with respect to Debentures being redeemed if
             to Securities being redeemed if the                 the Redemption Date shall be an Interest Payment
             Redemption Date shall be an Interest                Date.
             Payment Date:
---------------------------------------------------------------------------------------------------------------------------
Section      Whether installments of interest on Bearer          Not applicable.
1106         Securities whose Stated Maturity is on or
             prior to the Redemption Date shall be
             payable other than upon the presentation
             and surrender of the Coupons for such
             interest:
------------------------------------------------------------------------------------------------------------------------
Section      Whether installments of interest on Registered      Not applicable.
1106         Securities whose Stated Maturity is on or prior
             to the Redemption Date shall be payable to the
             Holders of such Securities registered as such
             at the close of business on the Regular
             Record Date:
------------------------------------------------------------------------------------------------------------------------
             Issue price to public of Securities of the          One hundred percent (100%) of the principal amount of
             Series:                                             the Debentures.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             Underwriters' commission or discount as a           Two percent (2%), except that no commission shall be
             percentage of the principal amount of               paid with respect to $10 million principal amount of
             Securities of the Series to be issued:              the Debentures being sold to the Guarantor.
---------------------------------------------------------------------------------------------------------------------------

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

     IN WITNESS WHEREOF, the undersigned have executed this Certificate on behalf of the Company and Thermo Electron.

                              THERMOTREX CORPORATION


                              By: /s/ David A. Teitel
                                  _______________________________________
                                    David A. Teitel
                                    Vice President, Finance

                              By: /s/ Seth H. Hoogasian
                                  _______________________________________
                                    Seth H. Hoogasian
                                    Assistant Secretary

                                        THERMO ELECTRON CORPORATION

                              By: /s/ Earl R. Lewis
                                  _______________________________________
                                    Earl R. Lewis
                                    Vice President

                              By: /s/ Seth H. Hoogasian
                                  _______________________________________
                                    Seth H. Hoogasian
                                    Assistant Secretary

Dated as of October 28, 1997